             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

              INDIVIDUAL VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF

                              SEPARATE ACCOUNT VA-K

            INVESTING IN SHARES OF DELAWARE GROUP PREMIUM FUND, INC.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE ABOVE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT DATED JULY 8, 1996 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CUSTOMER SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653.

                               DATED JULY 8, 1996

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY  . . . . . . . . . . . . . . . . . . . . . . 2

TAXATION OF THE CONTRACTS, THE VARIABLE ACCOUNT
AND THE COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . 6

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

                         GENERAL INFORMATION AND HISTORY

Separate Account VA-K ("Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company ("Company") established by vote of the Board of Directors on November 1, 1990. The Company is a life
insurance company organized under the laws of Delaware in July, 1974.   Its
Principal Office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1995, the Company had over $5 billion in assets and over $18 billion of life insurance in force.

Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company on October 16, 1995 and adopted its present name. First Allmerica is the fifth oldest life insurance company in America. As of December 31, 1995 First Allmerica and its subsidiaries (including the Company) had over $11 billion in combined assets and over $35.2 billion in life insurance in force.

Ten Sub-Accounts of the Variable Account are available under the Contracts. Each of the ten Sub-Accounts invests in a corresponding investment portfolio of the Delaware Group Premium Fund, Inc. (the "Fund"). The Series are managed by Delaware Management Company, Inc., except for the International Equity Series which is managed by Delaware International Advisers LTD.

The Fund is an open-end, diversified, management investment company. The Fund currently consists of ten different investment series: the Equity-Income Series, High Yield Series, Capital Reserves Series, Money Market Series, Growth Series, Multiple Strategy Series, Value Series, Emerging Growth Series, Global Bond Series and International Equity Series, (the "Underlying Series"). Each Underlying Series has its own investment objectives and certain attendant risks.

                           TAXATION OF THE CONTRACTS,
                        VARIABLE ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code ("Code") and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets, or existence of Contracts or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners. The Variable Account presently is not subject to tax.

                                    SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Fund shares is reflected on the records of the Fund and not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and of Variable Account VA-K Delaware Medallion of the Company as of December 31, 1995 and for the periods indicated, included in this Statement of Additional Information constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.


                                  UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD), serves as principal underwriter for the Contracts pursuant to a contract among Allmerica Investments, the Company, and the Variable Account. Allmerica Investments distributes the Contracts on a best efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 was organized in 1969 as a wholly-owned subsidiary of First Allmerica and is, at present, indirectly wholly-owned by First Allmerica.

The Contracts offered by this Prospectus are offered continuously and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity policies.

All persons selling the Contracts are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Commissions not to exceed 7% of purchase payments will be paid to entities which sell the Contracts. In addition, expense reimbursement allowances may be paid. Additional payments may be made for other services not directly related to the sale of the Contracts, including the recruitment and training of personnel, production of promotional literature and similar services.

The aggregate amount of commissions paid with respect to sales of the Contracts was $4,409,730.32 for Delaware Distributors, Inc. in 1995, $6,969,614.45 for independent broker-dealers and $700,288.03 for Delaware Distributors, Inc. in 1994, and $805,008.90 for independent broker-dealers and $208,594,647.00 for Delaware Distributors, Inc. in 1993. Sales of the Contracts began in 1996.

Commissions paid by the Company do not result in any charge to Contract Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal, and/or annuitization charges, the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

                                ANNUITY PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "K. Computation of Contract Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value - Previous
    Valuation Period . . . . . . . . . . . . . . . . . . . . . . . $ 1.135000

(2) Value of Assets - Beginning of Valuation Period. . . . . . . . $5,000,000

(3) Excess of investment income and net gains over
    capital losses . . . . . . . . . . . . . . . . . . . . . . . . . . $1,675

(4) Adjusted Gross Investment Rate for the valuation
    period (3) : (2) . . . . . . . . . . . . . . . . . . . . . . . . 0.000335

(5) Annual Charge (one day equivalent of 1.40% per annum)  . . . . . 0.000039

(6) Net Investment Rate (4) - (5)  . . . . . . . . . . . . . . . . . 0.000296

(7) Net Investment Factor 1.000000 + (6) . . . . . . . . . . . . . . 1.000296

(8) Accumulation Unit Value - Current Period (1) x (7) . . . . . . $ 1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the accumulated unit value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity payments is described in detail under "K. Computation of Contract Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 X $1.120000). Assume also that the Contract Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3- 1/2% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3-1/2% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3- 1/2% per annum) produces a factor of
1.000096. This is then multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the prospectus under
"PERFORMANCE INFORMATION."   In addition, the Company may provide advertising,
sales literature, periodic publications or other material information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for such financial instruments.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specific period, reduced by the Sub-Accounts asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

   P(1 + T)n = ERV

Where: P = a hypothetical initial payment to the Variable Account of $1,000

       T = average annual total return

       n = number of years

     ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the policy was issued at the beginning of the period and (2) a complete surrender of the policy at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

                                 CONTRACT FORM A
                                 ---------------

 CONTRACT YEAR FROM DATE OF                  CHARGE AS PERCENTAGE
 PAYMENT IN WHICH SURRENDER                OF NEW PURCHASE PAYMENTS
           OCCURS                                 WITHDRAWN*

             0-3                                      7%
              4                                       6%
              5                                       5%
              6                                       4%
              7                                       3%



                                 CONTRACT FORM B
                                 ---------------

 CONTRACT YEAR FROM DATE OF         CHARGE AS PERCENTAGE OF NEW
 PAYMENT IN WHICH SURRENDER              PURCHASE PAYMENTS
           OCCURS                           WITHDRAWN*

             0-1                                7%
              2                                 6%
              3                                 5%
              4                                 4%
              5                                 3%
              6                                 2%
              7                                 1%
          Thereafter                            0%

*Subject to the maximum limit described in the prospectus.
No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all calendar years, an amount equal to the greater of Cumulative Earnings, 10% of the Accumulated Value under the Contract or the life expectancy distribution, is not subject to the contingent deferred sales charge.

The calculations of Total Return does not include the deduction of the $30 Annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account(s) asset charges. However, it is assumed that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

   P(1 + T)n = EV

Where: P = a hypothetical initial payment to the Variable Account of $1,000

       T = average annual total return

       n = number of years

      EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the policy is NOT withdrawn at the end of the specified period, and there is therefore no adjustment for the contingent deferred sales charge that would be applicable if the policy was withdrawn at the end of the period.

The calculations of Supplemental Total Return does not include the deduction of the $30 Annual Contract fee.

YIELD AND EFFECTIVE YIELD - SUB-ACCOUNT 204 (INVESTS IN THE MONEY MARKET SERIES OF THE FUND)

Set forth below is yield and effective yield information for the Sub-Account 204 for the seven-day period ended December 31, 1995:

               Yield                    5.69%
               Effective Yield          5.53%

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

Sub-Account 204 computes effective yield by compounding the unannualized base period return by using the formula:

     Effective Yield = [(base period return + 1) (365/7)] - 1

The calculations of yield and effective yield do NOT reflect the $30 Annual Contract fee.

                              FINANCIAL STATEMENTS

Financial Statements are included for the Company and for the Sub-Accounts of Separate Account VA-K investing in shares of the Underlying Series of the Fund.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

(formerly SMA Life Assurance Company)

STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1995

ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

December 31, 1995

Statutory Financial Statements
Report of Independent Accountants . . . . . . . . . . . . . . . . .  1
Statement of Assets, Liabilities, Surplus and Other Funds . . . . .  3
Statement of Operations and Changes in Capital and Surplus. . . . .  4
Statement of Cash Flows . . . . . . . . . . . . . . . . . . . . . .  5
Notes to Statutory Financial Statements . . . . . . . . . . . . . .  6

                          REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
 (formerly known as SMA Life Assurance Company)

We have audited the accompanying statutory basis statement of assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the related statutory basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, or the results of its operations or its cash flows for each of the three years ended December 31, 1995.

To the Board of Directors and Stockholder of Allmerica Financial Life Insurance and Annuity Company
 (formerly known as SMA Life Assurance Company)

Page 2

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets, liabilities, surplus and other funds of Allmerica Financial Life Insurance and Annuity Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years ended December 31, 1995, on the basis of accounting described in
Note 1.

As discussed in Note 1 to the financial statements, the Company's parent, State Mutual Life Assurance Company of America, converted from a Massachusetts mutual life insurance company to a Massachusetts stock life insurance company on October 16, 1995. In connection with this transaction, the Company changed its name to Allmerica Financial Life Insurance and Annuity Company and its parent became a wholly-owned subsidiary of Allmerica Financial Corporation.

/s/Price Waterhouse LLP
------------------------
Price Waterhouse LLP
Boston, MA

February 5, 1996

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

STATEMENT OF ASSETS, LIABILITIES, SURPLUS AND
OTHER FUNDS
as of December 31,
(In thousands)


ASSETS                                                 1995          1994
                                                       ----          ----
Cash                                             $      7,791    $     7,248
Investments:
   Bonds                                            1,659,575      1,595,275
   Stocks                                              18,132         12,283
   Mortgage loans                                     239,522        295,532
   Policy loans                                       122,696        116,600
   Real estate                                         40,967         51,288
   Short term investments                               3,500         45,239
   Other invested assets                               40,196         27,443
                                                  -----------    -----------

       Total cash and investments                   2,132,379      2,150,908

Premiums deferred and uncollected                      (1,231)         5,452
Investment income due and accrued                      38,413         39,442
Other assets                                            6,060         10,569
Assets held in separate accounts                    2,978,409      1,869,695
                                                  -----------    -----------

                                                  $ 5,154,030    $ 4,076,066
                                                  -----------    -----------
                                                  -----------    -----------

LIABILITIES, SURPLUS AND OTHER FUNDS

Liabilities:

Policy liabilities:
   Life reserves                                  $   856,239    $   890,880
   Annuity and other fund reserves                    865,216        928,325
   Accident and health reserves                       167,246        121,580
   Claims payable                                      11,047         11,720
                                                  -----------    -----------

        Total policy liabilities                    1,899,748      1,952,505

Expenses and taxes payable                             20,824         17,484
Other liabilities                                      27,499         36,466
Asset valuation reserve                                31,556         20,786
Obligations related to separate account business    2,967,547      1,859,502
                                                  -----------    -----------

        Total liabilities                           4,947,174      3,886,743
                                                  -----------    -----------

Surplus and Other Funds:
   Common stock, $1,000 par value
        Authorized - 10,000 shares
        Issued and outstanding - 2,517 shares           2,517          2,517
   Paid-in surplus                                    199,307        199,307
   Unassigned surplus (deficit)                         4,282        (13,621)
   Special contingency reserves                           750          1,120
                                                  -----------    -----------
        Total surplus and other funds                 206,856        189,323
                                                  -----------    -----------

                                                  $ 5,154,030    $ 4,076,066
                                                  -----------    -----------
                                                  -----------    -----------


      The accompanying notes are an integral part of these financial statements.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

STATEMENT OF OPERATIONS AND
CHANGES IN CAPITAL AND SURPLUS
for the year ended December 31,
(In thousands)

REVENUE                                                              1995           1994           1993
                                                                     ----           ----           ----

   Premiums and other considerations:
        Life                                                    $   156,864    $   195,633    $   189,285
        Annuities                                                   729,222        707,172        660,143
        Accident and health                                          31,790         31,927         35,718
        Reinsurance commissions and reserve adjustments              20,198          4,195          2,309
                                                                 ----------     ----------     ----------

             Total premiums and other considerations                938,074        938,927        887,455

   Net investment income                                            167,470        170,430        177,612
   Realized capital losses, net of tax                               (2,295)       (17,172)        (7,225)
   Other revenue                                                     37,466         26,065         19,055
                                                                 ----------     ----------     ----------

             Total revenue                                        1,140,715      1,118,250      1,076,897
                                                                 ----------     ----------     ----------

POLICY BENEFITS AND OPERATING EXPENSES
   Policy benefits:
        Claims, surrenders and other benefits                       391,254        331,418        275,290
        Increase (decrease) in policy reserves                      (22,669)        40,113         15,292
                                                                 ----------     ----------     ----------
             Total policy benefits                                  368,585        371,531        290,582

   Operating and selling expenses                                   150,215        164,175        160,928
   Taxes, except capital gains tax                                   26,536         22,846         19,066
   Net transfers to separate accounts                               556,856        553,295        586,539
                                                                 ----------     ----------     ----------

             Total policy benefits and operating expenses         1,102,192      1,111,847      1,057,115
                                                                 ----------     ----------     ----------

NET INCOME                                                           38,523          6,403         19,782

CAPITAL AND SURPLUS, BEGINNING OF YEAR                              189,323        182,216        171,941
   Unrealized capital gains (losses) on investments                   8,279         12,170         (9,052)
   Transfer from (to) asset valuation reserve                       (10,770)        (9,822)         1,974
   Other adjustments                                                (18,499)        (1,644)        (2,429)
                                                                 ----------     ----------     ----------

CAPITAL AND SURPLUS, END OF YEAR                                 $  206,856     $  189,323     $  182,216
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------

      The accompanying notes are an integral part of these financial statements.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

STATEMENT OF CASH FLOWS
for the year ended December 31,
(In thousands)

CASH FLOW FROM OPERATING ACTIVITIES                                 1995           1994           1993
                                                                    ----           ----           ----
   Premiums, deposits and other income                           $  964,129     $  962,147     $  902,725
   Allowances and reserve adjustments on
        reinsurance ceded                                            20,693          3,279         22,185
   Net investment income                                            170,949        173,294        182,843
   Net increase in policy loans                                      (6,096)        (7,585)        (7,812)
   Benefits to policyholders and beneficiaries                     (393,472)      (330,900)      (298,612)
   Operating and selling expenses and taxes                        (153,504)      (193,796)      (171,533)
   Net transfers to separate accounts                              (608,480)      (600,760)      (634,021)
   Federal income tax (excluding tax on capital gains)               (6,771)       (19,603)         (4828)
   Other sources (applications)                                     (13,642)        19,868          7,757
                                                                 ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES                                                (26,194)         5,944         (1,296)
                                                                 ----------     ----------     ----------

CASH FLOW FROM INVESTING ACTIVITIES
   Sales and maturities of long term investments:
        Bonds                                                       572,640        478,512        386,414
        Stocks                                                          481             63             64
        Real estate and other invested assets                        13,008          3,008         11,094
        Repayment of mortgage principal                              55,202         65,334         79,844
        Capital gains tax                                              (400)          (968)        (3,296)
   Acquisition of long term investments:
        Bonds                                                      (640,339)      (508,603)      (466,086)
        Stocks                                                          (44)          -              -
        Real estate and other invested assets                       (11,929)       (24,544)        (2,392)
        Mortgage loans                                                 (415)          (364)        (2,266)
   Other investing activities                                        (3,206)        18,934        (27,254)
                                                                 ----------     ----------     ----------

NET CASH PROVIDED BY (USED IN)
INVESTING ACTIVITIES                                                (15,002)        31,372        (23,878)
                                                                 ----------     ----------     ----------

Net change in cash and short term investments                       (41,196)        37,316        (25,174)

CASH AND SHORT TERM INVESTMENTS
   Beginning of the year                                             52,487         15,171         40,345
                                                                 ----------     ----------     ----------

   End of the year                                                $  11,291      $  52,487      $  15,171
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


      The accompanying notes are an integral part of these financial statements.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION - Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial" or the "Company", formerly SMA Life Assurance Company) is a wholly owned subsidiary of SMA Financial Corp., which is wholly owned by First Allmerica Financial Life Insurance Company ("First Allmerica", formerly, State Mutual Life Assurance Company of America), a stock life insurance company. On October 16, 1995, First Allmerica converted from a mutual life insurance company to a stock life insurance company. Concurrent with this transaction, First Allmerica became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by First Allmerica in accordance with a policy established by vote of First Allmerica's Board of Directors.

The Company's financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the National Association of Insurance Commissioners (NAIC), which while common in the industry, vary in some respects from generally accepted accounting principles. Significant differences include:

    - Bonds considered to be "available-for-sale" or "trading" are not carried at fair value and changes in fair value are not recognized through surplus or the statement of operations, respectively;

    - The Asset Valuation Reserve, represents a reserve against possible losses on investments and is recorded as a liability through a charge to surplus. The Interest Maintenance Reserve is designed to include deferred realized gains and losses (net of applicable federal income taxes) due to interest rate changes and is also recorded as a liability, however, the deferred net realized investment gains and losses are amortized into future income generally over the original period to maturity of the assets sold. These liabilities are not required under generally accepted accounting principles;

    - Total premiums, deposits and benefits on certain investment-type contracts are reflected in the statement of operations, instead of using the deposit method of accounting;

    - Policy acquisition costs, such as commissions, premium taxes and other items, are not deferred and amortized in relation to the revenue/gross profit streams from the related contracts;

    - Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions instead of using more realistic expense, interest, morbidity, mortality and voluntary withdrawal assumptions with provision made for adverse deviation;

    - Amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective liabilities;

    - Deferred federal income taxes are not provided for temporary differences between amounts reported in the financial statements and those included in the tax returns;

    - Certain adjustments related to prior years are recorded as direct charges or credits to surplus;

    - Certain assets, designated as "non-admitted" assets (principally agents' balances), are not recorded as assets, but are charged to surplus; and,

    - Costs related to other postretirement benefits are recognized only for employees that are fully vested.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

The preparation of financial statements in accordance with practices prescribed or permitted by the Insurance Department of the State of Delaware and in conformity with practices prescribed by the NAIC requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

VALUATION OF INVESTMENTS - Investments in bonds are carried principally at amortized cost, in accordance with NAIC guidelines. Preferred stocks are carried generally at cost and common stocks are carried at market value. Policy loans are carried principally at unpaid principal balances.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts. Mortgage loans are reduced for losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In determining the amount of the loss, management considers, among other things, the estimated fair value of the underlying collateral. Investment real estate and real estate acquired through foreclosure are carried at the lower of depreciated cost or market value. Depreciation is generally calculated using the straight-line method.

An asset valuation reserve (AVR) for bonds, mortgage loans, stocks, real estate, and other invested assets is maintained by appropriations from surplus in accordance with a formula specified by the NAIC and is classified as a liability.

FINANCIAL INSTRUMENTS - In the normal course of business, the Company enters into transactions involving various types of financial instruments including investments such as bonds, stocks and mortgage loans and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuations. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

RECOGNITION OF PREMIUM INCOME AND ACQUISITION COSTS - In general, premiums are recognized as revenue over the premium paying period of the policies; commissions and other costs of acquiring the policies are charged to operations when incurred.

SEPARATE ACCOUNTS - Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in capital and surplus.

INSURANCE RESERVES AND ANNUITY AND OTHER FUND RESERVES - Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed based upon mortality, morbidity and interest rate assumptions applicable to these coverages, including provision for adverse deviation. Reserves are computed using interest rates ranging from 3% to 6% for individual life insurance policies, 3% to 5 1/2% for accident and health policies and 3 1/2% to 9 1/2% for annuity contracts. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Claims reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 1995 and 1994, approximately 84% and 77%, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

FEDERAL INCOME TAXES - AFC, its life insurance subsidiaries, First Allmerica and Allmerica Financial and its non-insurance domestic subsidiaries file a life-nonlife consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life taxable operating losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States Federal income tax return.

The federal income tax allocation policies and procedures are subject to written agreement between the companies. The federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

CAPITAL GAINS AND LOSSES - Realized capital gains and losses, net of applicable capital gains tax or benefit, exclusive of those transferred to the interest maintenance reserve ("IMR"), are included in the statement of operations. Unrealized capital gains and losses are reflected as direct credits or charges to capital and surplus. The IMR, which is included in other liabilities, establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. Net realized gains and losses charged to the IMR are amortized into net investment
income over the remaining life of the investment sold.   The Company uses the
seriatim method of amortization for interest related gains and losses arising from the sale of mortgages, and uses the group method to amortize interest related gains and losses arising from all other fixed income investments.

NOTE 2 - INVESTMENTS

BONDS - The carrying value and fair value of investments in bonds are as follows:

                                                                                    December 31, 1995
                                                                            Gross                Gross
                                                      Carrying             Unrealized           Unrealized            Fair
(In thousands)                                          Value             Appreciation         Depreciation           Value
                                                        -----             ------------         ------------           -----
Federal government bonds                            $   67,039            $    3,063           $     -             $   70,102
State, local and government agency bonds                13,607                 2,290                    23             15,874
Foreign government bonds                                12,121                   772                   249             12,644
Corporate securities                                 1,471,422                55,836                 6,275          1,520,983
Mortgage-backed securities                              95,385                   951                     -             96,336
                                                    ----------            ----------            ----------         ----------

Total                                               $1,659,574            $   62,912            $    6,457         $1,715,939
                                                    ----------            ----------            ----------         ----------
                                                    ----------            ----------            ----------         ----------

                                                                                     December 31, 1995
                                                                             Gross                Gross
                                                      Carrying             Unrealized           Unrealized            Fair
(In thousands)                                          Value             Appreciation         Depreciation           Value
                                                        -----             ------------         ------------           -----
Federal government bonds                            $   17,651            $        8           $       762         $   16,897
State, local and government agency bonds                 1,110                    54                  -                 1,164
Foreign government bonds                                31,863                    83                 3,735             28,211
Corporate securities                                 1,462,871                 8,145                56,011          1,415,005
Mortgage-backed securities                              81,780                   268                 1,737             80,311
                                                    ----------            ----------            ----------         ----------

Total                                               $1,595,275            $    8,558            $   62,245         $1,541,588
                                                    ----------            ----------            ----------         ----------
                                                    ----------            ----------            ----------         ----------

                                           8

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

The carrying value and fair value by contractual maturity at December 31, 1995, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligation back to the issuer. Mortgage-backed securities are classified based on expected maturities.

                                            Carrying                 Fair
(In thousands)                               Value                   Value
                                             -----                   -----
Due in one year or less                   $  250,578              $  258,436
Due after one year through five years        736,003                 763,179
Due after five years through ten years       538,897                 558,445
Due after ten years                          134,097                 135,880
                                          ----------              ----------

Total                                     $1,659,575              $1,715,940
                                          ----------              ----------
                                          ----------              ----------


MORTGAGE LOANS AND REAL ESTATE - Mortgage loans and real estate investments, are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and are generally no more than 75% of the property value at the time the original loan is made. At December 31, 1995 and 1994, mortgage loan and real estate investments were distributed by the following types and geographic regions:

(In thousands)
Property Type                                    1995                1994
-------------                                    ----                ----
Office buildings                           $   127,149         $   140,292
Residential                                     59,934              57,061
Retail                                          29,578              72,787
Industrial/Warehouse                            38,192              39,424
Other                                           25,636              37,256
                                           -----------         -----------
Total                                      $   280,489         $   346,820
                                           -----------         -----------
                                           -----------         -----------

Geographic Region                                1995                1994
-----------------                                ----                ----
South Atlantic                             $    86,410         $    92,934
East North Central                              55,991              72,704
Middle Atlantic                                 38,666              48,688
Pacific                                         32,803              39,892
West North Central                              21,486              27,377
Mountain                                         9,939              12,211
New England                                     24,886              26,613
East South Central                               5,487               6,224
West South Central                               4,821              20,177
                                            ----------          ----------

Total                                       $  280,489          $  346,820
                                            ----------          ----------
                                            ----------          ----------


Reserves for mortgage loans and real estate reflected in the above amounts were $18.9 million and $21.0 million at December 31, 1995 and 1994, respectively.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

NET INVESTMENT INCOME - The components of net investment income for the year ended December 31 were as follows:

(In thousands)                                                        1995           1994           1993
                                                                      ----           ----           ----
Bonds                                                            $  122,318     $  123,495     $  126,729
Stocks                                                                1,653          1,799            953
Mortgage loans                                                       26,356         31,945         40,823
Real estate                                                           9,139          8,425          9,493
Policy loans                                                          9,486          8,797          8,215
Other investments                                                     3,951          1,651            674
Short term investments                                                2,252          1,378            840
                                                                 ----------     ----------     ----------
                                                                    175,155        177,490        187,727
  Less investment expenses                                            9,703          9,138         11,026
                                                                 ----------     ----------     ----------
Net investment income, before IMR amortization                      165,452        168,352        176,701
  IMR amortization                                                    2,018          2,078            911
                                                                 ----------     ----------     ----------
Net investment income                                            $  167,470     $  170,430     $  177,612
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


REALIZED CAPITAL GAINS AND LOSSES - Realized capital gains (losses) on investments for the years ended December 31 were as follows:

(In thousands)                                                        1995           1994           1993
                                                                      ----           ----           ----
Bonds                                                             $    727       $    645       $ 10,133
Stocks                                                                (263)           (62)            16
Mortgage loans                                                      (1,083)       (17,142)           (83)
Real estate                                                         (1,892)           605         (2,044)
                                                                  ---------      ---------      ---------
                                                                    (2,511)       (15,954)         8,022
Less income tax                                                        400            968          3,296
                                                                  ---------      ---------      ---------

Net realized capital gains (losses) before transfer to IMR          (2,911)       (16,922)         4,726
Net realized capital gains transferred to IMR                          616           (250)       (11,951)
                                                                  ---------      ---------      ---------

Net realized capital gains (losses)                               $ (2,295)      $(17,172)      $ (7,225)
                                                                  ---------      ---------      ---------
                                                                  ---------      ---------      ---------

Proceeds from voluntary sales of investments in bonds during 1995, 1994 and 1993 were $22.4 million, $17.9 million, and $13.2 million, respectively. Gross gains of $4.3 million, $3.0 million, and $4.5 million and gross losses of $5.2 million, $4.6 million, and $ .5 million, respectively, were realized on those sales.

NOTE 3 - FAIR VALUE DISCLOSURES OF FINANCIAL INFORMATION

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be recognized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

FINANCIAL ASSETS:

CASH AND SHORT TERM INVESTMENTS - The carrying amounts reported in the statement of assets, liabilities, surplus and other funds approximate fair value.

BONDS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

STOCKS - Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS - Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS - The carrying amount reported in the statement of assets, liabilities, surplus and other funds approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

FINANCIAL LIABILITIES:

ANNUITY AND OTHER FUND RESERVES (WITHOUT MORTALITY/MORBIDITY FEATURES) - Fair values for the Company's liabilities under individual annuity contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments as of December 31 were as follows:

                                                                   1995                                        1996
                                                                   ----                                        ----
                                                     Carrying                 Fair               Carrying              Fair
(In thousands)                                         Value                 Value                 Value              Value
                                                       -----                 -----                 -----              -----
Financial Assets:
   Cash                                             $    7,791            $    7,791            $    7,248         $    7,248
   Short term investments                                3,500                 3,500                45,239             45,239
   Bonds                                             1,659,575             1,715,940             1,595,275          1,541,588
   Stocks                                               18,132                18,414                12,283             12,590
   Mortgage loans                                      239,522               250,196               295,532            291,704
   Policy loans                                        122,696               122,696               116,600            116,600

Financial Liabilities:
   Individual annuity contracts                        803,099               797,024               869,230            862,662
   Supplemental contracts without life
     contingencies                                      16,796                16,796                16,673             16,673
   Other contract deposit funds                            632                   632                 1,105              1,105

                                           11

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

NOTE 4 - FEDERAL INCOME TAXES

The federal income tax provisions for 1995, 1994 and 1993 were $17.4 million, $13.1 million and $8.6 million, respectively, which include taxes applicable to realized capital gains of $.4 million, $1.0 million and $3.3 million.

The effective federal income tax rates were 27%, 67% and 30% in 1995, 1994 and 1993, respectively. The differences between the federal statutory rate and the Company's effective tax rates are primarily related to decreases in taxable income for the write-offs of mortgage loans; and increases in taxable income for differences in policyholder liabilities for federal income tax purposes and financial reporting purposes and the deferral of policy acquisition costs for federal tax purposes.

The consolidated federal income tax returns are routinely audited by the Internal Revenue Service (IRS) and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has completed its examination of all of the consolidated federal income tax
returns through 1988.   In management's opinion, adequate tax liabilities have
been established for all years. However, the amount of these liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

NOTE 5 - REINSURANCE

The Company participates in reinsurance to reduce overall risks, including exposure to large losses and to permit recovery of a portion of direct losses. Reinsurance contracts do not relieve the Company from its obligation to its policyholders. Reinsurance financial data for the years ended December 31, is as follows:

(In thousands)                          1995           1994           1993
                                        ----           ----           ----
Reinsurance premiums assumed        $  3,442       $  3,788       $  4,190
Reinsurance premiums ceded
                                      42,914         17,430         14,798
Deduction from insurance
 liability including
 reinsurance recoverable on
 unpaid claims                        82,227         46,734         42,805

Individual life premiums ceded to First Allmerica aggregated $6.8 million, $7.8 million and $9.0 million in 1995, 1994 and 1993, respectively. The Company has also entered into various reinsurance agreements with First Allmerica under which certain insurance risks related to individual accident and health business, premium income and related expenses are assumed by the Company from First Allmerica. Premiums assumed pursuant to these agreements aggregated $3.4 million, $3.8 million and $4.2 million in 1995, 1994 and 1993, respectively .

During the year Allmerica Financial entered into a coinsurance agreement to reinsure substantially all of its yearly renewable term life insurance. Premiums ceded and reinsurance credits taken under this agreement amounted to $25.4 million and $20.7 million, respectively. At December 31, 1995, the deduction from insurance liability, including reinsurance recoverable on unpaid claims under this agreement was $12.7 million.

NOTE 6 - ACCIDENT AND HEALTH POLICY  AND CLAIM LIABILITIES

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may impact the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed and recorded.

The policy and claims liabilities related to the Company's accident and health business were $169.7 million and $123.5 million at December 31, 1995 and 1994, respectively. Accident and health policy and claims liabilities have been re-estimated for all prior years and were increased by $42.5 million, $10.9 million and $13.2 million, in 1995, 1994 and 1993, respectively, including $21.9 million and $2.8 million recorded as an adjustment to surplus in 1995 and 1993, respectively. The unfavorable development is primarily due to reserve strengthening and adverse experience in the Company's individual accident and health line of business.

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
 (a wholly owned subsidiary of First Allmerica Financial Life Insurance Company)

NOTE 7 - DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1996, the Company could pay dividends of $4.3 million to First Allmerica, without prior approval.

NOTE 8 - OTHER RELATED PARTY TRANSACTIONS

First Allmerica provides management, operating personnel and facilities on a cost reimbursement basis to the Company. Expenses for services received from First Allmerica were $ 85.8 million, $102.5 million and $98.9 million in 1995, 1994 and 1993, respectively. The net amounts payable to First Allmerica and affiliates for accrued expenses and various other liabilities and receivables were $12.6 million and $8.3 million at December 31, 1995 and 1994, respectively.

NOTE 9 - FUNDS ON DEPOSIT

In March 1994, the Company voluntarily withdrew from being licensed in New York. In connection with the withdrawal First Allmerica, which is licensed in New York, became qualified to sell the products previously sold by Allmerica Financial in New York. The Company agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of the Company for New York policyholders, claimants and creditors. As of December 31, 1995, the carrying value and fair value of the assets or deposit was $295.0 million and $303.6 million, respectively, which is in excess of the required amount.

Additional securities with a carrying value of $4.2 million and $3.9 million were on deposit with various other state and governmental authorities as of December 31, 1995 and 1994, respectively.

NOTE 10 - LITIGATION

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements.

--------------------------------------------------------------------------------
                SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------
        STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                                 DGPF                     DGPF                          DGPF
                                                             EQUITY INCOME              HIGH YIELD               CAPITAL RESERVES
                                                              SUB-ACCOUNT               SUB-ACCOUNT                 SUB-ACCOUNT
                                                                  201                        202                         203
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment in shares of Delaware Group Premium Fund, Inc.     $ 76,463,303                $ 49,835,924                 $ 23,877,321
Accrued investment income........................ .......               --                     407,870                      127,602
Receivable from Allmerica Financial Life Insurance
  and Annuity Company (Sponsor).................. .......               --                          --                          --
                                                              ------------                ------------                 ------------
   Total assets.................................. .......       76,463,303                  50,243,794                   24,004,923
                                                              ============                ============                 ============


LIABILITIES:
Payable to Allmerica Financial Life Insurance
  and Annuity Company (Sponsor).................. .......           49,346                     107,415                       35,114
                                                              ------------                ------------                 ------------
   Net assets............................................     $ 76,413,957                $ 50,136,379                 $ 23,969,809
                                                              ============                ============                 ============


Net asset distribution by category:
  Qualified variable annuity policies....................     $ 20,911,543                $ 14,656,079                 $  5,526,354
  Non-qualified variable annuity policies................       55,502,414                  35,480,300                   18,443,455
                                                              ------------                ------------                 ------------
                                                              $ 76,413,957                $ 50,136,379                 $ 23,969,809
                                                              ============                ============                 ============

Qualified units outstanding, December 31, 1995...........       13,219,307                  11,055,009                    4,569,198
Net asset value per qualified unit, December 31, 1995....     $   1.581894                $   1.325741                 $   1.209480
Non-qualified units outstanding, December 31, 1995.......       35,086,051                  26,762,619                   15,249,078
Net asset value per non-qualified unit, December 31, 1995     $   1.581894                $   1.325741                 $   1.209480


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                  SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              DGPF               DGPF               DGPF                DGPF                 DGPF                 DGPF
          MONEY MARKET          GROWTH        MULTIPLE STRATEGY  INTERNATIONAL EQUITY        VALUE          EMERGING GROWTH
           SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
               204                205                206                 207                  208                 209
------------------------------------------------------------------------------------------------------------------------------------

          $ 12,585,034        $ 50,462,674        $ 52,670,993        $ 28,134,693        $ 11,490,483        $ 18,226,642
                58,539                  --                  --                  --                  --                  --

                    --                  --                  --                  --               3,703                  --
          ------------        ------------        ------------        ------------        ------------        ------------
            12,643,573          50,462,674          52,670,993          28,134,693          11,494,186          18,226,642
          ============        ============        ============        ============        ============        ============



                74,616              55,142              55,072              20,548                  --              13,787
          ------------        ------------        ------------        ------------        ------------        ------------
          $ 12,568,957        $ 50,407,532        $ 52,615,921        $  8,114,145        $ 11,494,186        $ 18,212,855
          ============        ============        ============        ============        ============        ============



          $  3,261,236        $ 15,328,952        $ 14,976,218        $  7,670,937        $  3,939,957        $  5,263,020
             9,307,721          35,078,580          37,639,703          20,443,208           7,554,229          12,949,835
          ------------        ------------        ------------        ------------        ------------        ------------
          $ 12,568,957        $ 50,407,532        $ 52,615,921        $ 28,114,145        $ 11,494,186        $ 18,212,855
          ============        ============        ============        ============        ============        ============

             3,001,554          10,705,630          10,589,318           5,894,147           3,245,076           3,875,056
          $   1.086516        $   1.431859        $   1.414276        $   1.301450        $   1.214134        $   1.358179
             8,566,575          24,498,627          26,614,114          15,708,024           6,221,907           9,534,704
          $   1.086516        $   1.431859        $   1.414276        $   1.301450        $   1.214134        $   1.358179

--------------------------------------------------------------------------------
                SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------
        STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995

------------------------------------------------------------------------------------------------------------------------------------
                                                             DGPF              DGPF              DGPF
                                                         EQUITY INCOME      HIGH YIELD     CAPITAL RESERVES
                                                          SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                              201               202               203
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends.........................................   $   2,712,649      $  4,457,302       $  1,500,392
                                                        -------------      ------------       ------------

EXPENSES:
   Mortality and expense risk fees...................         732,463           561,304            280,312
   Administrative expense charges....................          87,895            67,357             33,638
                                                        -------------      ------------       ------------
    Total expenses...................................         820,358           628,661            313,950
                                                        -------------      ------------       ------------

   Net investment income (loss)......................       1,892,291         3,828,641          1,186,442
                                                        -------------      ------------       ------------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
   Net realized gain (loss)..........................         351,231          (333,660)          (182,041)
   Net unrealized gain...............................      14,864,268         2,308,842          1,645,315
                                                        -------------      ------------       ------------
   Net realized and unrealized gain on investments...      15,215,499         1,975,182          1,463,274
                                                        -------------      ------------       ------------

   Net increase in net assets from operations........   $  17,107,790      $  5,803,823       $  2,649,716
                                                        =============      ============       ============

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                 SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                  DGPF              DGPF             DGPF                DGPF               DGPF              DGPF
              MONEY MARKET         GROWTH      MULTIPLE STRATEGY  INTERNATIONAL EQUITY     VALUE        EMERGING GROWTH
               SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                   204               205              206                 207               208               209
------------------------------------------------------------------------------------------------------------------------------------

              $  765,440        $  208,522        $1,378,902         $  615,593       $  133,051        $   54,841
              ----------        ----------        ----------         ----------       ----------        ----------


                 177,722           508,004           554,677            313,971          103,790           135,254
                  21,328            60,961            66,561             37,677           12,455            16,231
              ----------        ----------        ----------         ----------       ----------        ----------
                 199,050           568,965           621,238            351,648          116,245           151,485
              ----------        ----------        ----------         ----------       ----------        ----------

                 566,390          (360,443)          757,664            263,945           16,806           (96,644)
              ----------        ----------        ----------         ----------       ----------        ----------




                      --           469,048           233,085            242,722           46,388           220,458
                      --         9,842,970         8,991,892          2,434,397        1,696,345         3,031,765
              ----------        ----------        ----------         ----------       ----------        ----------
                      --        10,312,018         9,224,977          2,677,119       1,742,733          3,252,223
              ----------        ----------        ----------         ----------       ----------        ----------

              $  566,390        $9,951,575        $9,982,641         $2,941,064       $1,759,539        $3,155,579
              ==========        ==========        ==========         ==========       ==========        ==========

--------------------------------------------------------------------------------
                SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------
                  STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                              DGPF                             DGPF
                                                                          EQUITY INCOME                      HIGH YIELD
                                                                         SUB-ACCOUNT 201                   SUB-ACCOUNT 202
                                                                      YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                                                       1995             1994            1995            1994
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss)..................................   $ 1,892,291    $ 2,267,865     $ 3,828,641     $ 3,088,388
   Net realized gain (loss) from security transactions...........       351,231          3,449        (333,660)       (308,296)
   Net unrealized gain (loss) on investments.......                  14,864,268     (2,965,177)      2,308,842      (4,224,440)
                                                                    -----------    -----------     -----------     -----------

   Net increase (decrease) in net assets from operations.........    17,107,790       (693,863)      5,803,823      (1,444,348)
                                                                    -----------    -----------     -----------     -----------

   FROM CAPITAL TRANSACTIONS:
   Net purchase payments.........................................    12,611,903     14,802,843       6,631,293      14,433,874
   Terminations..................................................    (2,880,389)    (1,651,909)     (2,405,303)     (1,534,910)
   Annuity benefits..............................................    (1,019,742)      (353,256)       (785,046)       (391,703)
   Other transfers from (to) the General Account of
Allmerica Financial Life Insurance and
Annuity Company (Sponsor)........................................     5,127,464      3,332,690       3,958,649      (1,197,665)
                                                                    -----------    -----------     -----------     -----------
Net increase (decrease) in net assets from capital transactions..    13,839,236     16,130,368       7,399,593      11,309,596
                                                                    -----------    -----------     -----------     -----------

Net increase (decrease) in net assets............................    30,947,026     15,436,505      13,203,416       9,865,248

  NET ASSETS:
   Beginning of year.............................................    45,466,931     30,030,426      36,932,963      27,067,715
                                                                    -----------    -----------     -----------     -----------
   End of year...................................................   $76,413,957    $45,466,931     $50,136,379     $36,932,963
                                                                    ===========    ===========     ===========     ===========

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      DGPF                                        DGPF                                        DGPF
                CAPITAL RESERVES                              MONEY MARKET                                   GROWTH
                 SUB-ACCOUNT 203                             SUB-ACCOUNT 204                             SUB-ACCOUNT 205
             YEAR ENDED DECEMBER 31,                     YEAR ENDED DECEMBER 31,                     YEAR ENDED DECEMBER 31,
           1995                 1994                   1995                 1994                   1995                 1994
------------------------------------------------------------------------------------------------------------------------------------


       $  1,186,442         $  1,171,043            $    566,390        $    259,597            $   (360,443)       $   (258,550)
           (182,041)            (240,991)                     --                  --                 469,048             263,853
          1,645,315           (1,747,833)                     --                  --               9,842,970          (1,509,855)
       ------------         ------------            ------------        ------------            ------------        ------------

          2,649,716             (817,781)                566,390             259,597               9,951,575          (1,504,552)
       ------------         ------------            ------------        ------------            ------------        ------------


          2,286,246            8,493,873              22,144,514          27,816,729               5,639,806           9,040,443
         (1,066,956)            (725,896)             (2,008,989)           (593,317)             (2,178,906          (1,052,599)
           (219,799)            (322,325)               (603,945)                 --                (542,098)           (445,753)


         (1,691,704)          (3,379,667)            (22,149,008)        (18,463,931)              4,925,391           2,069,057
       ------------         ------------            ------------        ------------            ------------        ------------
           (692,213)           4,065,985              (2,617,428)          8,759,481               7,844,193           9,611,148
       ------------         ------------            ------------        ------------            ------------        ------------

          1,957,503            3,248,204              (2,051,038)          9,019,078              17,795,768           8,106,596


         22,012,306           18,764,102              14,619,995           5,600,917              32,611,764          24,505,168
       ------------         ------------            ------------        ------------            ------------        ------------
       $ 23,969,809         $ 22,012,306            $ 12,568,957        $ 14,619,995            $ 50,407,532        $ 32,611,764
       ============         ============            ============        ============            ============        ============

--------------------------------------------------------------------------------
               SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------
             STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

------------------------------------------------------------------------------------------------------------------------------------
                                                                   DGPF                                 DGPF
                                                             MULTIPLE STRATEGY                  INTERNATIONAL EQUITY
                                                              SUB-ACCOUNT 206                      SUB-ACCOUNT 207
                                                          YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                          1995             1994                1995            1994
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net investment income (loss)...........................    $    757,664    $    889,593         $    263,945      $   (147,736)
   Net realized gain (loss) from security transactions....         233,085         (21,360)             242,722            35,518
   Net unrealized gain (loss) on investments..............       8,991,892      (1,495,074)           2,434,397          (133,482)
                                                              ------------    ------------         ------------      ------------

   Net increase (decrease) in net assets from operations..       9,982,641        (626,841)           2,941,064          (245,700)
                                                              ------------    ------------         ------------      ------------

   FROM CAPITAL TRANSACTIONS:
   Net purchase payments..................................       6,717,347      13,465,944            4,058,453         9,837,628
   Terminations...........................................      (2,312,816)     (1,201,117)          (1,156,726)         (533,917)
   Annuity benefits.......................................        (877,372)       (493,674)            (380,631)         (132,866)
   Other transfers from the General Account of
   Allmerica Financial Life Insurance and
   Annuity Company (Sponsor).............................        1,349,350       1,254,523              913,674         5,788,068
                                                              ------------    ------------         ------------      ------------
   Net increase in net assets from capital transactions...       4,876,509      13,025,676            3,434,770        14,958,913
                                                              ------------    ------------         ------------      ------------

   Net increase in net assets.............................      14,859,150      12,398,835            6,375,834        14,713,213

  NET ASSETS:
   Beginning of year......................................      37,756,771      25,357,936           21,738,311         7,025,098
                                                              ------------    ------------         ------------      ------------
   End of year............................................    $ 52,615,921    $ 37,756,771         $ 28,114,145      $ 21,738,311
                                                              ============    ============         ============      ============

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                  SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                      DGPF                                        DGPF
                     VALUE                                   EMERGING GROWTH
                 SUB-ACCOUNT 208                             SUB-ACCOUNT 209
             YEAR ENDED DECEMBER 31,                     YEAR ENDED DECEMBER 31,
           1995                 1994                   1995                 1994
------------------------------------------------------------------------------------------------------------------------------------


       $     16,806         $   (44,094)           $    (96,644)       $    (46,109)
             46,388                 350                 220,458              (7,906)
          1,696,345              26,014               3,031,765              24,080
       ------------         -----------            ------------        ------------

          1,759,539             (17,730)              3,155,579             (29,935)
       ------------         -----------            ------------        ------------


          2,180,809           3,146,569               3,777,567           3,321,192
           (318,373)            (67,564)               (529,800)           (159,504)
            (62,760)            (19,428)                (30,371)            (10,501)


          1,931,543           2,955,309               5,710,419           2,957,173
       ------------         -----------            ------------        ------------
          3,731,219           6,014,886               8,927,815           6,108,360
       ------------         -----------            ------------        ------------

          5,490,758           5,997,156              12,083,394           6,078,425


          6,003,428               6,272               6,129,461              51,036
       ------------         -----------            ------------        ------------
       $ 11,494,186         $ 6,003,428            $ 18,212,855        $  6,129,461
       ============         ===========            ============        ============

--------------------------------------------------------------------------------
                   SEPARATE ACCOUNT VA-K - DELAWARE MEDALLION
--------------------------------------------------------------------------------
                NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 1995

NOTE 1 - ORGANIZATION

  Separate Account VA-K - Delaware Medallion (VA-K) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (formerly named SMA Life Assurance Company) (the Company), established on November 1, 1990 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity policies issued by the Company. Effective October 16, 1995, concurrent with the demutualization, State Mutual Life Assurance Company of America changed their name to First Allmerica Financial Life Insurance Company (First Allmerica). The Company is a wholly-owned subsidiary of First Allmerica. Under applicable insurance law, the assets and liabilities of VA-K are clearly identified and distinguished from the other assets and liabilities of the Company. VA-K cannot be charged with liabilities arising out of any other business of the Company.

  VA-K is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VA-K currently offers nine Sub-Accounts under the Delaware Medallion policies. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Delaware Group Premium Fund, Inc. (DGPF or the Fund), managed by Delaware Management Company, Inc., or Delaware International Advisors, Ltd. DGPF is an open-end, diversified series management investment company registered under the 1940 Act.

  Separate Account VA-K has two types of variable annuity policies, "qualified" policies and "non-qualified" policies. A qualified policy is one that is purchased in connection with a retirement plan which meets the requirements of
Section 401, 403, 408, or 457 of the Internal Revenue Code, while a non-qualified policy is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain partial redemptions or surrenders will vary according to whether they are made from a qualified policy or a non-qualified policy.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

  Investments - Security transactions are recorded on the trade date. Investments in shares of DGPF are stated at the net asset value per share of the respective investment portfolio of DGPF. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of DGPF at net asset value.

  Federal Income Taxes - The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VA-K. Therefore, no provision for income taxes has been charged against VA-K .

NOTE 3 - INVESTMENTS

  The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in DGPF at December 31, 1995 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         PORTFOLIO INFORMATION
 SUB-           INVESTMENT                            NUMBER OF                 AGGREGATE                  NET ASSET
ACCOUNT          PORTFOLIO                              SHARES                    COST                  VALUE PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
 201           Equity Income..................         5,155,988            $  63,111,192               $  14.83
 202           High Yield.....................         5,574,488               51,242,233                   8.94
 203           Capital Reserves...............         2,404,564               24,091,782                   9.93
 204           Money Market...................         1,258,503               12,585,034                  10.00
 205           Growth.........................         3,335,273               39,745,113                  15.13
 206           Multiple Strategy..............         3,398,129               44,474,987                  15.50
 207           International Equity...........         2,146,048               25,326,463                  13.11
 208           Value..........................           921,450                9,768,124                  12.47
 209           Emerging Growth................         1,300,046               15,170,507                  14.02


NOTE 4 - RELATED PARTY TRANSACTIONS

  The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account but are paid to the Company on a monthly basis.

  A policy fee is currently deducted on the policy anniversary date and upon full surrender of the policy when the accumulated value is $50,000 or less. The policy fee is $30. The policy fee is currently waived for policies originally issued as part of a 401(k) plan. For the year ended December 31, 1995, policy fees deducted from accumulated value in VA-K amounted to $111,927.

  Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of VA-K, and does not receive any compensation for sales of the VA-K - Delaware Medallion policies. Commissions are paid by the Company to registered representatives of broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers. As the current series of policies have a contingent deferred sales charge, no deduction is made for sales charges at the time of the sale. For the year ended December 31, 1995, the Company received $447,478 for contingent deferred sales charges applicable to VA-K.

NOTE 5 - POLICYOWNERS AND SPONSOR TRANSACTIONS

  Transactions from policyowners were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                          1995                                      1994
                                               UNITS               AMOUNT                 UNITS               AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Equity Income
Sub-Account 201
Issuance of units.................           16,817,312          $ 23,691,234            19,171,947        $  22,831,542
Redemption of units...............           (7,103,035)           (9,851,998)           (5,666,972)          (6,701,174)
                                            -----------          ------------          ------------        -------------
Net increase......................            9,714,277          $ 13,839,236            13,504,975        $  16,130,368
                                            ===========          ============          ============        =============

High Yield
Sub-Account 202
Issuance of units.................           13,701,843          $ 16,906,107            19,488,761        $  23,253,050
Redemption of units...............           (7,619,617)           (9,506,514)          (10,034,596)         (11,943,454)
                                            -----------          ------------          ------------        -------------
Net increase......................            6,082,226          $  7,399,593             9,454,165        $  11,309,596
                                            ===========          ============          ============        =============

Capital Reserves
Sub-Account 203
Issuance of units.................            4,266,217          $  4,976,279            11,238,496        $  12,211,124
Redemption of units...............           (4,924,028)           (5,668,492)           (7,515,413)          (8,145,139)
                                            -----------          ------------          ------------        -------------
Net increase (decrease)...........             (657,811)         $   (692,213)            3,723,083        $   4,065,985
                                            ===========          ============          ============        =============

Money Market
Sub-Account 204
Issuance of unit..................           39,103,291          $ 41,569,167            42,330,436        $  43,599,780
Redemption of units...............          (41,533,117)          (44,186,595)          (33,815,190)         (34,840,299)
                                            -----------          ------------          ------------        -------------
Net increase (decrease)...........           (2,429,826)         $ (2,617,428)            8,515,246        $   8,759,481
                                            ===========          ============          ============        =============

Growth
Sub-Account 205
Issuance of units.................           13,019,605          $ 16,432,159            15,645,616        $  18,116,419
Redemption of units                          (6,915,534)           (8,587,966)           (7,347,214)          (8,505,271)
                                            -----------          ------------          ------------        -------------
Net increase......................            6,104,071          $  7,844,193             8,298,402        $   9,611,148
                                            ===========          ============          ============        =============

Multiple Strategy
Sub-Account 206
Issuance of units.................            8,419,696          $ 10,930,861            16,287,349        $  18,753,977
Redemption of units...............           (4,548,601)           (6,054,352)           (5,000,350)          (5,728,301)
                                            -----------          ------------          ------------        -------------
Net increase......................            3,871,095          $  4,876,509            11,286,999        $  13,025,676
                                            ===========          ============          ============        =============

International Equity
Sub-Account 207
Issuance of units.................            9,412,885          $ 11,535,614            15,701,936        $  18,561,102
Redemption of units...............           (6,571,322)           (8,100,844)           (3,079,760)          (3,602,189)
                                            -----------          ------------          ------------        -------------
Net increase......................            2,841,563          $  3,434,770            12,622,176        $  14,958,913
                                            ===========          ============          ============        =============

------------------------------------------------------------------------------------------------------------------------------------
                                                                    PERIOD ENDED DECEMBER 31,
                                                             1995                                  1994
                                                    UNITS            AMOUNT               UNITS              AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Value
Sub-Account 208
Issuance of units.................                 4,656,792      $  5,103,171           6,433,373        $   6,412,580
Redemption of units...............                (1,229,779)       (1,371,952)           (399,675)            (397,694)
                                                 -----------      ------------        ------------        -------------
Net increase......................                 3,427,013      $  3,731,219           6,033,698        $   6,014,886
                                                 ===========      ============        ============        =============

Emerging Growth
Sub-Account 209
Issuance of units.................                 9,842,931      $ 12,048,818           7,129,299        $   7,066,268
Redemption of units...............                (2,630,518)       (3,121,003)           (982,590)            (957,908)
                                                 -----------      ------------        ------------        -------------
Net increase......................                 7,212,413      $  8,927,815           6,146,709        $   6,108,360
                                                 ===========      ============        ============        =============


NOTE 6 - DIVERSIFICATION REQUIREMENTS

  Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

  The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VA-K satisfies the current requirements of the regulations, and it intends that VA-K will continue to meet such requirements.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

  Cost of purchases and proceeds from sales of the DGPF shares by VA-K during the year ended December 31, 1995 were as follows:

------------------------------------------------------------------------------------------------------------------------------------
   SUB-
 ACCOUNT            INVESTMENT PORTFOLIO                            PURCHASES                   SALES

------------------------------------------------------------------------------------------------------------------------------------
   201         Equity Income................................      $   20,683,947           $    4,944,675
   202         High Yield...................................          17,379,753                6,125,619
   203         Capital Reserves.............................           4,543,667                4,021,898
   204         Money Market.................................          27,099,066               29,026,441
   205         Growth.......................................          12,692,122                5,197,139
   206         Multiple Strategy............................           9,091,071                3,443,276
   207         International Equity.........................           9,126,168                5,416,662
   208         Value........................................           4,572,637                  817,161
   209         Emerging Growth..............................          10,861,874                2,003,623
                                                                  --------------           --------------
              Totals.......................................       $  116,050,305           $   60,996,494
                                                                  ==============           ==============

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and Policyowners of Separate Account VA-K - Delaware Medallion of Allmerica Financial Life Insurance and Annuity Company


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (201, 202, 203, 204, 205, 206, 207, 208, and 209) constituting the Separate Account VA-K - Delaware Medallion of Allmerica Financial Life and Annuity Company at December 31, 1995, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1995 by correspondence with the Fund, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts


February 23, 1996